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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  June 21, 2001
                                                   -------------


                                 NAVISITE, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-27597                   52-2137343
       --------                       -------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
   of Incorporation)                                        Identification No.)


400 Minuteman Road, Andover, Massachusetts           01810
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(Address of Principal Executive Offices)          (Zip Code)

                                 (978) 682-8300
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On or about June 21, 2001, David Federico filed in the United States District Court for the Southern District of New York a lawsuit against NaviSite, Inc. (the "Company"), Joel B. Rosen, the Company's then Chief Executive Officer, and Kenneth W. Hale, the Company's Chief Financial Officer (collectively, the "Executive Officers"), FleetBoston Robertson Stephens, Inc., an underwriter of the Company's initial public offering in October 1999 (the "IPO" ), J.P. Morgan Chase, First Albany Companies, Inc., Bank of America Securities, LLC, Bear Stearns & Co., Inc., B.T. Alex.Brown, Inc., Chase Securities, Inc., CIBC World Markets, Credit Suisse First Boston Corp., Dain Rauscher, Inc., Deutsche Bank Securities, Inc., The Goldman Sachs Group, Inc., J.P. Morgan & Co., J.P. Morgan Securities, Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Dean Witter & Co., Robert Fleming, Inc. and Salomon Smith Barney, Inc. (collectively, the "Underwriter Defendants"). The suit generally alleges that the defendants violated the anti-trust laws and the federal securities laws by conspiring and agreeing to raise and increase the compensation received by the Underwriter Defendants by requiring those who received allocation of IPO stock to agree to purchase shares of manipulated securities in the after-market of the IPO at escalating price levels designed to inflate the price of the manipulated stock, thus artificially creating an appearance of demand and high prices for that stock, and IPO stock in general, leading to further stock offerings. The suit also alleges that the defendants arranged for the Underwriter Defendants to receive undisclosed and excessive brokerage commissions and that, as a consequence, the Underwriter Defendants successfully increased investor interest in the manipulated IPO securities and increased the Underwriter Defendants' individual and collective underwritings, compensation and revenues. The suit further alleges that the defendants violated the federal securities laws by issuing and selling securities pursuant to the IPO without disclosing to investors that the Underwriter Defendants in the offering, including the lead underwriters, had solicited and received excessive and undisclosed commissions from certain investors. The suit seeks unspecified monetary damages and certification of a plaintiff class consisting of all persons who acquired shares of the Company's common stock between October 22, 1999 and June 12, 2001.

     The lawsuit described above is similar to several class action lawsuits of this type that have been filed since June 13, 2001 naming the Company and the Executive Officers as defendants, including the lawsuit described in the Company's Current Report on Form 8-K, dated June 13, 2001. The Company is in the process of reviewing all of the suits and intends to respond in a timely manner. As of the date hereof, the Company is unable to predict the outcome of the suits and their ultimate effect, if any, on the Company's financial condition.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2001                         NAVISITE, INC.

                                               /s/ Kenneth W. Hale
                                               ------------------------------
                                               Kenneth W. Hale
                                               Chief Financial Officer

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